Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

This Certification accompanies the Amendment No. 3 to the transition report on Form 10-KSB/A of Upsnap, Inc. for the period from April 1, 2005 to September 30, 2005.

The undersigned, Tony Philipp, the Chief Executive Officer and Paul Schmidt, the Chief Financial Officer and Treasurer of UPSNAP, INC. (the “Company”), DO HEREBY CERTIFY that:

1.    The Company’s Amendment No. 3 to the transition report on Form 10-KSB/A for the period from April 1, 2005 to September 30, 2005 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.    Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 1st day of June 2006.

/s/ Tony Philipp
Tony Philipp Chief Executive Officer (Principal Executive Officer)

/s/ Paul C. Schmidt
Paul C. Schmidt Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to UpSNAP, Inc. and will he retained by Upsnap, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.